UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2011

ENCORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 787-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2011, Encore Bancshares, Inc. (the “Company”) announced the appointment of Patrick Oakes as Executive Vice President of the Company and its subsidiary, Encore Bank, N.A. (the “Bank”) and that Mr. Oakes will assume the position of Chief Financial Officer of the Company and the Bank effective as of January 1, 2012 upon the previously announced retirement of L. Anderson Creel on December 31, 2011. The Company also announced the appointment of Stephanie Pollock as Senior Vice President, Controller and Chief Accounting Officer of the Company and the Bank. Ms. Pollock will not assume the positions of Controller and Chief Accounting Officer of the Company and the Bank until January 1, 2012. This disclosure on Form 8-K clarifies the press release attached hereto as Exhibit 99.1 regarding the effective date of Ms. Pollock’s appointment as Controller and Chief Accounting Officer.

Prior to joining the Company, Mr. Oakes, 43 years old, was Senior Vice President, Treasurer of Sterling Bank and has previously worked for Southwest Bank of Texas and several securities firms. Mr. Oakes is a Chartered Financial Analyst and received a B.S. degree from Texas A&M University and a M.B.A in finance from Richmond College in London.

Ms. Pollock, 41 years old, was the former Senior Vice President, Director of Financial Reporting of Sterling Bank and previously worked for PricewaterhouseCoopers and Osburn, Henning & Co. of Orlando, Florida. Ms. Pollock is a Certified Public Accountant and received a B.A. degree from the University of Houston.

Each of Mr. Oakes and Ms. Pollock is an at–will employee and does not have an employment agreement with the Company or the Bank. The written and unwritten arrangements with the Company to which each is a party, subject to any limitations necessary to comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended, include:

•	a change in control agreement with the Company, in form and substance similar to those the Company has with its other executive officers;

•	10,000 shares of restricted stock of the Company for Mr. Oakes and 8,000 shares of restricted stock of the Company for Ms. Pollock;

•	eligibility for an annual discretionary performance incentive award and an annual restricted stock award based on certain performance measurements; and

•	eligibility to participate in the Company’s benefit programs offered to all employees.

Except for the employment arrangements described above, neither Mr. Oakes nor Ms. Pollock has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointments of Mr. Oakes and Ms. Pollock is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 17, 2011 issued by Encore Bancshares, Inc. announcing the appointment of Mr. Oakes and Ms. Pollock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE BANCSHARES, INC.
(Registrant)

Dated: August 17, 2011	By:	/s/ James S. D’Agostino, Jr.
James S. D’Agostino, Jr.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 17, 2011 issued by Encore Bancshares, Inc. announcing the appointment of Mr. Oakes and Ms. Pollock.